UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

Zoetis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Sylvan Way, Parsippany, New Jersey		07054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(973) 822-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2021, Zoetis Inc. (the “Company”) announced that Glenn C. David, the Company’s Executive Vice President and Chief Financial Officer, has been named Executive Vice President and Group President, overseeing International Operations and other business units, effective June 1, 2021. In connection with this transition, Mr. David has resigned as Chief Financial Officer and principal accounting officer of the Company, effective June 1, 2021, and the Company announced that Wetteny Joseph will join the Company as Executive Vice President, Chief Financial Officer and Head of Business Development, also effective June 1, 2021. Mr. Joseph will oversee the company’s financial management, planning and business development function, and serve as principal accounting officer of the Company.

Mr. Joseph, age 49, has served as Senior Vice President and Chief Financial Officer of Catalent, Inc., a global leader in pharmaceuticals, biologics and consumer health products, since February 2018. He joined Catalent in 2008 as Vice President and Corporate Controller, and held senior finance positions until October 2015, when he was named President, Clinical Supply Services, one of the company’s principal business units. Before joining Catalent, Mr. Joseph held a variety of senior financial positions at the industrial distribution company HD Supply, including CFO for its $1.2 billion plumbing and HVAC business unit. He also served as Corporate Controller at Hughes Supply, a Fortune 500, NYSE-listed company that was acquired by Home Depot and became part of HD Supply. In his early career, Mr. Joseph spent six years at PricewaterhouseCoopers as an auditor and strategic financial advisor across a variety of industries. Mr. Joseph serves on the Board of Directors of Ashland Global Holdings Inc. Mr. Joseph holds both master’s and bachelor’s degrees in accounting from Florida Atlantic University and is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Joseph and any other persons pursuant to which he was appointed as the Company’s Executive Vice President, Chief Financial Officer and Head of Business Development, other than the offer letter from the Company to Mr. Joseph, the material terms of which are described below. There are no family relationships between Mr. Joseph and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. Joseph that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A summary of the material terms and conditions of Mr. Joseph’s offer letter, as approved by the Human Resources Committee of the Company’s Board of Directors (the “Human Resources Committee”), is set forth below. As the Company’s Executive Vice President, Chief Financial Officer and Head of Business Development, Mr. Joseph will:

• receive an annual base salary of $675,000;

• be eligible to participate in the Company’s Annual Incentive Plan, with an annual target incentive of 80% of his base salary, to be earned based on factors such as the Company’s performance, his function’s performance, and his individual performance, and subject to the approval of the Human Resources Committee;

• be eligible to participate in the Company’s Long-Term Incentive Program, with a target award for the 2022 long-term incentive grant of $2,200,000, subject to the terms and conditions set forth in the Company’s Equity and Incentive Plan documents;

• receive a sign-on cash payment of $2,000,000;

• receive a sign-on long-term incentive award with a grant date fair value of $5,100,000 upon the commencement of his employment in the form of restricted stock units in respect of common stock of the Company (“RSUs”) that will vest on the third anniversary of the grant date, with $1,400,000 of such RSUs being non-forfeitable if Mr. Joseph’s employment is terminated for any reason other than for Cause (as defined in the Zoetis Executive Severance Plan) and $3,700,000 of such RSUs being subject to Mr. Joseph’s continued employment with Zoetis through the applicable vesting date, and all RSUs will be subject to the terms and conditions set forth in the Company’s Equity and Incentive Plan documents;

• be eligible to receive benefits under the Company’s Executive Severance Plan in the event of certain involuntary termination circumstances, subject to the terms and conditions described in the plan document; and

• be eligible to participate in the Company’s U.S. benefits programs, subject to the terms and conditions of each program, and as described in the plan documents and summary plan descriptions.

In addition to the compensation that Mr. Joseph will receive in connection with his appointment as Executive Vice President, Chief Financial Officer and Head of Business Development, the Company will enter into its standard form of indemnification agreement with Mr. Joseph, which is filed as Exhibit 10.19 to the Registration Statement on Form S-1 of the Company, as amended (Registration No. 333-183254), filed with the United States Securities and Exchange Commission on January 11, 2013.

The foregoing description of the terms and conditions of the offer letter with Mr. Joseph does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On May 11, 2021, the Company issued a press release announcing the CFO transition. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit No.	Description

10.1	Offer Letter, dated as of May 6, 2021, by and between Wetteny Joseph and Zoetis Inc.
99.1	Press Release dated as of May 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
	Name:	Heidi C. Chen
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 11, 2021